UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 13, 2005

_____________

LIFEPOINT HOSPITALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-29818	52-2165845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

103 Powell Court, Suite 200 Brentwood, Tennessee (Address of principal executive offices)	37027 (Zip Code)

(615) 372-8500
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page 1 of 4 pages

Exhibit Index located on Page 4

Item 8.01. Other Events.

     On April 13, 2005, LifePoint Hospitals, Inc., a Delaware corporation (the “Company”), and Province Healthcare Company, a Delaware corporation (“Province”), announced in a joint press release that the exchange ratio in connection with the Company’s proposed acquisition of Province will be 0.2917, assuming that the closing of the proposed acquisition occurs on April 15, 2005, as currently scheduled. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits:

99.1	Joint Press Release of LifePoint Hospitals, Inc. and Province Healthcare Company, dated April 13, 2005.

Page 2 of 4 pages

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEPOINT HOSPITALS, INC.

By:	/s/ William F. Carpenter III

William F. Carpenter III Executive Vice President, General Counsel and Secretary

Date: April 13, 2005

Page 3 of 4 pages

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Joint Press Release of LifePoint Hospitals, Inc. and Province Healthcare Company, dated April 13, 2005.

Page 4 of 4 pages